CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Allowance for Doubtful Accounts Receivable (in dollars)	$ 890	$ 788
Common Stock, Par Value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, Shares Authorized	300,000,000	300,000,000
Common Stock, Shares Issued	161,826,000	160,708,000
Common Stock, Shares Outstanding	159,475,000	158,628,000
Treasury Stock, Shares	2,351,000	2,080,000